EXHIBIT 10.7.1

THIRD AMENDMENT
TO THE
HAVERTY FURNITURE COMPANIES, INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

THIS AMENDMENT to the Haverty Furniture Companies, Inc. Supplemental Executive Retirement Plan (as amended and restated January 1, 2009) (the "Plan") is adopted by Haverty Furniture Companies, Inc. (the "Company"), effective as of the dates indicated below.

W I T N E S S E T H:

WHEREAS, the Company maintains the Plan as such Plan is currently in effect; and

WHEREAS, Section 7.1 of the Plan authorizes the Company, through its Board of Directors, to amend the Plan at any time; and

WHEREAS, the Board wishes to amend the Plan so as to accurately reflect the administration of the plan in regards to the timing of the payment of benefits; and

WHEREAS, the Board wishes to amend the Plan so as to add an additional permissible payment event for certain small values of benefits; and

WHEREAS, the Board wishes to amend the Plan so as to allow participants the option to modify the timing of their distribution in accordance with Code Section 409(A); and

WHEREAS, the Board wishes to amend the Plan so as to make explicit the value of participant benefits under the plan in light of the Second Amendment to the Plan;

NOW, THEREFORE, BE IT RESOLVED that the Plan is amended effective December 1, 2016 as follows:

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1.

Section 5.1(a) of the Plan shall be replaced in its entirety as follows:

 "General Rule. A Participant's SERP Benefit shall be paid on the date coinciding with the earliest of the Participant's death or the following distributions dates ("Distribution Events") elected by the Participant in his or her Distribution Election Form occurs:

(i)	Early Retirement Date,
(ii)	Normal Retirement Date,
(iii)	Late Retirement Date.

Upon the occurrence of a Distribution Event, the Committee shall immediately take all necessary steps and execute all required documents to cause the payment to the Participant of his or her SERP Benefit. No disability benefits, other than those payable upon Separation from Service, are provided by this SERP. The default Distribution Event shall be the earlier of the Participant's death or Normal Retirement Date."
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2.

Section 5.2(d) of the Plan shall be replaced in its entirety as follows:

"Small Distributions. Any contrary provision in this SERP notwithstanding, and regardless of the election by the Participant, if the lump sum value of a Participant's SERP Benefit (using the actuarial basis for lump sums specified in Appendix A) and interest in all arrangements that are treated as having been deferred under a single nonqualified deferred compensation plan under § 1.409A-1(c)(2) is less than the applicable limit under Code Section 402(g)(1)(B) for the 2016 calendar year, the SERP Benefit shall be paid in one lump sum within ninety (90) days following December 1, 2016.  This lump-sum payment will result in the termination and liquidation of the entire amount of the Participant's interest in the Plan."

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3.

Section 5.3(c) of the Plan shall be replaced in its entirety as follows:

"Modifications to Timing and Form of Distribution. After the initial distribution election period described in (b) above, a Participant may only modify the timing of payment of his or her SERP Benefit by submitting a properly completed Distribution Election Form, in accordance with Sections 5.2 and 5.3, that further meets the below requirements:
•	The modified election must be made at least 12 months before the originally scheduled payment date, and
•	The modified election cannot go into effect until at least 12 months after it is made, and
•	The new payment date must be at least 5 years after the originally scheduled payment date.

A Participant may also modify the form of payment of his or her SERP Benefit from one annuity form of payment to another annuity form of payment as described in Section 5.2(a)(i), (ii), or (iii) by submitting a properly completed Distribution Election Form, in accordance with Sections 5.2 and 5.3, at any time prior to the Participant's benefit commencement date."
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4.
Section 1.30 of the Plan shall be replaced in its entirety as follows:
"SERP Benefit" shall mean the benefit awarded to each Participant determined as provided in Article IV."
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5.
Section 4.1 (titled "SERP Benefit") is amended by adding the following to the end of that paragraph:

"For the avoidance of doubt, effective December 31, 2016, the SERP Benefit of each Participant is as follows:

Participant Name	Benefit Amount
Steven Burdette	$2,112.07
Joseph Edward Clary	$3,209.79
Richard D. Gallagher	$2,840.02
Clarence H. Smith	$3,019.36
(All Other Participants - #14	$18,348.38)

In the event that a Participant properly makes an election to commence his SERP Benefit at Early Retirement Date in accordance with Section 5.3 of the SERP, his SERP Benefit as provided in the chart above shall be reduced by the applicable Early Retirement Factor as described in Section 2.2 of Appendix A.

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This Amendment shall be effective as of the dates indicated above.  Except as amended herein, the Plan shall continue in full force and effect.

To record the adoption of the Amendment as set forth above, the Board has caused this document to be signed on the 21st day of December 2016.

HAVERTY FURNITURE COMPANIES, INC.

By:	/s/ Allan DeNiro Sr.
Allan DeNiro Sr.
Senior VP, Chief People Officer

ATTEST:

By:	/s/ Jenny H. Parker
Jenny H. Parker Secretary